                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ONEWORLD SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             ONEWORLD SYSTEMS, INC.
                             1144 EAST ARQUES AVENUE
                           SUNNYVALE, CALIFORNIA 94086

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 31, 1999


To the Stockholders of OneWorld Systems, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OneWorld Systems, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, August 31, 1999 at 9:00 a.m. local time at the Company's headquarters located at 1144 East Arques Avenue, Sunnyvale, California, for the following purposes:

         1. To elect five (5) directors to hold office until the 2000 Annual Meeting of Stockholders.

         2. To approve the adoption of the 1999 Stock Option Plan and the reservation of 1,165,000 shares of Common Stock thereunder.

         3. To approve an amendment to the Company's 1994 Non-Employee Directors' Stock Option Plan providing for the acceleration of the vesting provisions of all outstanding stock options previously granted to the outside directors of the Company pursuant to such plan.

         4. To ratify the selection of KPMG LLP as independent auditors of the Company for its fiscal year ending March 31, 2000.

         5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on July 7, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.


                                       By Order of the Board of Directors

                                       /s/ Marc E. Linden

                                       Marc E. Linden
                                       Secretary

Sunnyvale, California
July 21, 1999

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU STILL MAY VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             ONEWORLD SYSTEMS, INC.
                             1144 EAST ARQUES AVENUE
                           SUNNYVALE, CALIFORNIA 94086

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

            The enclosed proxy is solicited on behalf of the Board of Directors of OneWorld Systems, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on August 31, 1999, at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's principal executive offices located at 1144 East Arques Avenue, Sunnyvale, California. The Company intends to mail this proxy statement and the accompanying proxy card on or about July 14, 1999, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

            The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

            Only holders of record of Common Stock and Series A Preferred Stock at the close of business on July 7, 1999 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on July 7, 1999, the Company had outstanding and entitled to vote 4,464,989 shares of Common Stock, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting and 1,162,500 shares of Series A Convertible Preferred Stock, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting.

            All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

            Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1144 East Arques Avenue, Sunnyvale, California 94086, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

            Proposals of stockholders that are intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company not later than February 20, 2000 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


            There are five nominees for the five Board positions presently authorized. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has been qualified or until such director's earlier death, resignation or removal. All of the nominees listed below are currently directors of the Company.

            Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

            Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

            The names of the nominees and certain information about them are set forth below:

            Neil Selvin, age 46, has served as President and Chief Executive Officer and director of the Company since March 1993. From February 1990 to March 1993, he was Director of Marketing at Apple Computer for the PowerBook product family and prior to that for Apple's peripherals product line. From 1985 to 1990, Mr. Selvin was employed by Ampex Corporation, a manufacturer of electronics products, most recently as Chief Operating Officer of its Video Systems division and also as business unit general manager and in several marketing management positions. Prior to joining Ampex Corporation, Mr. Selvin held marketing, sales and technical management positions at Varian Associates and Apollo Lasers. Mr. Selvin received a B.A. in physics and mathematics from Pomona College, an M.S. in physics from Brown University, and an M.B.A. from Harvard Business School.

            Leonard A. Lehmann, age 44, has served as Chairman of the Board of the Company since its founding in June 1989. From January 1993 to March 1996, Mr. Lehmann served as Vice President, Advanced Products and has evaluated new technologies and performed strategic planning for the Company. From March 1992 to January 1993, he served as Vice President, Engineering of the Company. From June 1989 to March 1992, he served as the Company's Chief Executive Officer. Mr. Lehmann was also a founder of DigiRad Corporation, a medical imaging company, and GreenSpring Computers, Inc., an industrial computer manufacturer. Mr. Lehmann received a B.S. in electrical engineering from Cornell University, and an M.S. and a Ph.D. in electrical engineering from Stanford University.

            Kevin R. Compton, age 40, has been a director of the Company since July 1992. Since December 1990, Mr. Compton has been a partner of Kleiner Perkins Caufield & Byers, a venture capital firm. From May 1985 to December 1990, Mr. Compton was the Vice President and General Manager of the network systems team at Businessland, Inc., a computer retailer, and at AmeriSource Corporation prior to its acquisition by Businessland. Mr. Compton serves on the Board of Directors of Citrix Systems, Inc., Rhythms NetConnections, Corsair Communications and VeriSign and is also a director of several privately-held companies.

            Kenneth A. Goldman, age 50, has been a director of the Company since July 1996. Mr. Goldman has been Senior Vice President, Finance and Chief Financial Officer at @Home Corp. since July 1996. From July 1992 through July 1996, he served as Senior Vice President and Chief Financial Officer at Sybase, Inc. Before joining Sybase, Inc., from September 1989 to July 1992, Mr. Goldman served as Vice President, Finance and Administration and Chief Financial Officer for Cypress Semiconductor, Inc., a semiconductor manufacturer. Mr. Goldman is also a director of several privately held companies.

            Roger Roberts, age 54, has been a director of the Company since April 29, 1999. At Citrix systems, Inc., Mr. Roberts served as the Chief Executive Officer from June 1990 until December 1998, as President from June 1990 until January 1998, and currently serves as the Vice Chairman. Prior to joining Citrix Systems, Inc., Mr. Roberts was employed for over twenty years by Texas Instruments, a diversified electronics company, where he held technical, marketing and general management positions. Most recently at Texas Instruments, Mr. Roberts was Director of Marketing for the Peripheral

Products Division, responsible for the MicroLaser printers and TravelMate notebooks. Mr. Roberts is a director and employee advisor of Citrix Systems, Inc.

            Officers are appointed by, and serve at the discretion of, the Board of Directors. There are no family relationships among any directors or executive officers of the Company.

BOARD COMMITTEES AND MEETINGS

            During the fiscal year ended March 31, 1999, the Board of Directors held 7 meetings. The Board has an Audit Committee, a Compensation Committee, a Non-Officer Stock Option Committee, and a Nominating Committee.

            The Audit Committee, which consists of Kevin Compton and Kenneth Goldman, met 1 time during fiscal 1999. The Audit Committee makes recommendations to the Board regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditor, reviews the Company's balance sheet, statements of operations and cash flows and reviews and evaluates the Company's internal control functions.

            The Compensation Committee, which during 1999 consisted of Eugene Eidenberg and Kenneth Goldman, met 1 time during fiscal 1999. Eugene Eidenberg resigned from the Board of Directors in April 1999, and was replaced on the Compensation Committee by Mr. Roberts. The Compensation Committee administers the Company's 1991 Stock Option Plan and Employee Stock Purchase Plan and makes recommendations to the Board concerning salaries and incentive compensation for employees and consultants of the Company.

            The Non-Officer Stock Option Committee consists of Kevin Compton, Leonard Lehmann and Neil Selvin. The Non-Officer Stock Option Committee makes grants of stock options under the Company's 1991 Stock Option Plan. The Non-Officer Stock Option Committee met 4 times during fiscal 1999.

            During the 1999 fiscal year, Eugene Eidenberg, a member of the Board of Directors who resigned concurrently with Mr. Roberts' becoming a member of the Board, attended approximately 63% of the meetings of the Board and of the committees on which he served. During the fiscal year ended March 31, 1999 each other board member attended 83% or more of the meetings held by the Board and its relevant committees on which such person served.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities file with the SEC initial reports of their ownership and reports of changes in their ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

            To the Company's knowledge, during the 1999 fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with properly, with the exception of one late filing by Kenneth Goldman of a Form 5 on or about May 16, 1999.

                                   PROPOSAL 2

                   APPROVAL OF THE NEW 1999 STOCK OPTION PLAN


            The Company currently has in effect its 1991 Stock Option Plan (the "1991 Plan") which was approved by the Board of Directors and the stockholders in September 1991, and amended with stockholder approval in August 1998. As of July 7, 1999, a total of 720,000 shares had been reserved for issuance under the 1991 Plan, of which options to purchase 213,059 shares had been exercised, options to purchase 338,304 shares were outstanding with a weighted average per share price of $6.686, and 168,637 shares remained available for future grants.

            The Company also currently has in effect its 1994 Non-Employee Directors' Stock Option Plan (the "1994 Plan") which was approved by the Board of Directors and the stockholders in February 1994, and amended with stockholder approval in August 1998. As of July 7, 1999 a total of 20,000 shares had been reserved for issuance under the 1994 Plan, of which options to purchase 800 shares had been exercised, options to purchase 13,000 shares were outstanding with a weighted average per share price of $5.012, and 6,200 shares remained available for future grants.

            The Company believes that the ability to grant stock options to employees and directors is an important factor in attracting and retaining skilled personnel. The Company uses options to provide incentive to its employees and to align employees' interests with those of stockholders. In addition, options are used to reward performance and motivate employees to stay with the Company and increase stockholder value. Options also play a key role in the Company's recruiting efforts, where the Company's management believes options are essential to compete in the labor market in which the Company operates.

            In order to ensure that sufficient options will be available to meet these objectives over time and to simplify administration of its option plans, the Company has elected, subject to stockholder ratification, to adopt a new option plan. On June 23, 1999, the Board of Directors approved the adoption of the new 1999 Stock Option Plan (the "1999 Plan"), and the reservation of 1,165,000 shares thereunder for future issuance.

            The Board of Directors contemplates that eventually the 1999 Plan will effectively serve as a substitute for both the 1991 Plan and the 1994 Plan. As shares reserved for future option grants under the 1991 Plan are exhausted, the new 1999 Plan will be utilized for future grants of options to employees. As is explained in more detail within the discussion of Proposal 4, the Board of Directors has resolved not to grant any further options under the 1994 Plan, and subject to stockholder ratification, all foreseeable future grants of options to non-employee directors will instead be carried out under the new 1999 Plan. By approving the 1999 Plan, the stockholders will also give the Board of Directors the power to make such changes to the 1999 Plan as are reasonably necessary to make it comply with any applicable laws and regulations.

            With the exception of approval of the "evergreen" provision of the 1999 Plan described below, which, so long as the Company's Common Stock is not listed on the Nasdaq National Market, requires a two-thirds vote of the shares eligible to vote at the Annual Meeting, the affirmative vote of the holders of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve the adoption of the new 1999 Plan. Abstentions will be counted toward the number of shares represented and voting at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies "FOR" Proposal 2.

DESCRIPTION OF THE 1999 EMPLOYEE AND DIRECTOR STOCK OPTION PLAN.

            The purpose of the 1999 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees, directors and consultants of the Company and to promote the success of the Company's business. Pursuant to the 1999 Plan, the Company may grant or issue incentive stock options to employees and officers and Nonstatutory (nonqualified) stock options to consultants, employees, officers and directors. If the stockholders authorize Proposal 2, a total of 1,165,000 shares of Common Stock will be reserved for issuance under the 1999 Plan.

            The exercise price of incentive stock options granted under the 1999 Plan must be at least equal to 100% of the fair market value of the Common Stock subject to the option on the date of grant. The exercise price of Nonstatutory stock options granted under the 1999 Plan must be at least equal to 85% of the fair market value of the stock subject to the option on the date of the grant. The exercise price of any option granted to a holder of 10% or more of the voting power of the Company's outstanding capital stock must be at least 110% of the fair market value of the Common Stock subject to the option on the date of the grant. Options granted under the 1999 Plan become exercisable at a rate of at least 20% of the shares subject to the option per year in not longer than five years commencing on the date one year after the date of grant of the option, and the Board of Directors is authorized in its discretion to determine the vesting of options within these limitations.

            The maximum term of a stock option under the 1999 Plan is ten years, but if a recipient of an option at the time of grant has voting power over more than 10% of the Company's outstanding capital stock, the maximum term of the option is five years. No employee, director or consultant is eligible to be granted options covering more than 600,000 shares of the Company's Common Stock in any fiscal year of the Company.

            The 1999 Plan also contains an "evergreen" provision, which provides for automatic increases to the number of shares of Common Stock reserved for issuance under the plan, in order to replenish the supply as options are granted over time. This provision provides for an annual increase on the first day of each fiscal year of the Company, beginning on April 1, 2000, equal to the lesser of 500,000 shares or 5% of the outstanding Common Stock of the Company, measured as of the last day of the preceding fiscal year.

            The 1999 Plan's "evergreen" provision is capped so that automatic annual increases may not cause the total number of share subject to outstanding options, plus any shares reserved under Company stock option plans and similar benefit plans, to exceed 40% of the outstanding capital stock of the Company at any time. Because this 40% limit is in excess of the amount prescribed in
Section 260.140.45 of Title 10 of the California Code of Regulations, adoption by a vote of two-thirds of the outstanding shares of stock eligible to vote at the Annual Meeting will be required to make the "evergreen" provision effective. This cap will be in effect until such time as the Company's Common Stock is traded on any established national stock exchange or national market system (including without limitation, the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market).

            Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Internal Revenue Code of 1986, as amended (the "Code") to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that such compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

            Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with proposed Treasury regulations issued under Code
Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specific period; (ii) the per-employee limitation is approved by the stockholders; (iii) the option is granted by a compensation committee comprised solely of "outside directors" and (iv) either the exercise price of the option is no less than the fair market value of the stock on the date of grant or the option is granted (or exercisable) only upon (as certified by the compensation committee) the achievement of an objective performance goal established by the compensation committee while the outcome is substantially uncertain.

NON-DISCRETIONARY OPTION GRANTS TO NON-EMPLOYEE DIRECTORS UNDER THE 1999 PLAN

            The 1999 Plan also provides for certain automatic grants of nonqualified options to each of the Company's non-employee directors. Specifically, upon stockholder approval of the 1999 Plan, each outside director shall automatically be granted a nonqualified option to purchase 5,000 shares of Common Stock. Each person newly appointed as an outside director on or after September 1, 1999 shall receive an equal grant automatically. In addition, each outside director who has been acting in such capacity for at least three months prior to March 31st of each calendar year beginning with the year 2000 shall receive an automatic grant of a nonqualified option to purchase 2,000 shares of Common Stock as of March 31st of the relevant year.

            All nonqualified options granted to outside directors under the 1999 Plan as set forth above shall be fully vested and exercisable upon the date of such grant. The exercise price of all such nonqualified options shall be at least equal to 100% of the fair market value of the stock subject to the option on the date of grant.

            The 1999 Plan may be amended at any time by the Board, although certain amendments require stockholder approval. The 1999 Plan will terminate on June 23, 2009 unless earlier terminated by the Board.

ALTERNATIVE 1999 PLAN TERMS CONTINGENT UPON COMMON STOCK BEING LISTED ON A NATIONAL EXCHANGE

            In the event that the Company's Common Stock becomes listed on the Nasdaq National Market or a similar national securities exchange, certain alternative provisions to the ones described above will apply, with respect to vesting and exercise arrangements for options granted under the 1999 Plan.

            Specifically, in the event of such a national exchange listing, rather than requiring at a minimum a vesting schedule of at least 20% per year over five years, the 1999 Plan provides for no single required vesting schedule. As options previously granted under the current 1991 Plan generally have become exercisable at a rate of 20% to 25% of the shares subject to the option on the first anniversary of the option grant, with the remaining shares subject to the option becoming exercisable in equal monthly installments over the next three or four years, the Company would generally follow this practice under the 1999 Plan as well.

            Another effect of such a national exchange listing would be that with limited exceptions involving a merger or similar transaction in which the Company is a participant, the exercise price of all stock options granted under the 1999 Plan would be required to be at least equal to 100% of the fair market value of the stock subject to the option on the date of grant.

            Lastly, provided that the Company's Common Stock is currently listed on such a national securities exchange, the 1999 Plan provides that in the event of a merger of the Company into another corporation or a sale of substantially all the assets of the Company, where the acquiror refuses to assume or provide substitute options in exchange for all outstanding options previously issued under the 1999 Plan, the vesting of all such options, including those granted to the Named Executive Officers, shall accelerate, and such options shall become immediately exercisable.

TAX TREATMENT

            The following discussion of the tax treatment of stock options relates solely to federal income taxes.

            Incentive Stock Options. Incentive stock options granted under the 1999 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. Generally, there are no regular federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may subject the optionee to alternative minimum tax.

            If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, and
(ii) the amount realized upon the disposition over the exercise price. The optionee's additional gain, or any loss upon the disqualifying disposition, will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Generally, capital gains currently are subject to lower tax rates than ordinary income. The maximum federal capital gains rate for most taxpayers is currently 20% while the maximum ordinary income rate is effectively 39.6%. Different rules may apply to optionees who acquire stock subject to certain repurchase options of the Company or who are subject to Section 16(b) of the Exchange Act.

            To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company generally will be entitled (subject to the requirement of reasonableness and the provisions of Section 162(m) of the
Code) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

            Nonstatutory Stock Options. Nonstatutory stock options granted under the 1999 Plan generally have the following federal income tax consequences:

            There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Different rules may apply to optionees who acquire stock subject to certain repurchase options of the Company or who are subject to Section 16(b) of the Exchange Act.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

            Each member of the Board of Directors has a personal interest in the approval by the stockholders of Proposal 2, as such approval will result in each non-employee director receiving non-discretionary option grants under the 1999 Plan as detailed above, and may potentially result in future grants to Mr. Selvin under the 1999 Plan in his capacity as officer of the Company as well.

                                   PROPOSAL 3

         AMENDMENT TO THE 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

            The Company's 1994 Non-Employee Directors' Stock Option Plan (the "1994 Plan") was approved by the Board of Directors and the stockholders in February 1994. As of July 7, 1999 a total of 20,000 shares had been reserved for issuance under the 1994 Plan, of which options to purchase 800 shares had been exercised, options to purchase 13,000 shares were outstanding with a weighted average per share price of $5.012, and 6,200 shares remained available for future grants.

            To ensure the continued alignment of non-employee director compensation with the interests of stockholders and those of the Company, on June 23, 1999, among other items and subject to stockholder ratification, the Board of Directors approved an amendment to the 1994 Plan to fully accelerate the vesting of all outstanding options granted under the 1994 Plan to date, which prior hereto have been subject to five-year vesting restrictions. The existing restrictions lapse at a rate of 20% of the shares subject to each such option per year, in five equal annual installments commencing on the date one year after the grant date of each such option. The amendment to the 1994 Plan also reduces various share numbers throughout the plan in order to properly reflect the effect of the Company's one-for-ten reverse stock split which took effect on July 6, 1999.

            The Board of Directors also resolved on June 23, 1999 to cease granting options under the 1994 Plan after obtaining stockholder approval for both the adoption of the 1999 Plan and the acceleration of outstanding options described above. Please note that the effect of the stockholders approving Proposal 3 will be to cause an aggregate of 13,000 outstanding options held individually by Messrs. Lehmann, Compton, Goldman, and Roberts to become immediately exercisable. In addition, if Proposal 2 is approved by the stockholders as well, please be advised that an aggregate of an additional 20,000 fully-vested and immediately exercisable options will be granted to these same parties.

            The affirmative vote of the holders of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve the amendment to the 1994 Plan. Abstentions will be counted toward the number of shares represented and voting at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies "FOR" the amendment to the 1994 Plan.

DESCRIPTION OF THE 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

            The 1994 Plan was adopted by the Board of Directors on January 19, 1994, approved by shareholders in February 1994 and amended in July 1996 and August 1998. The purpose of the 1994 Plan is to secure and retain the services of non-employee directors and persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company. Pursuant to the 1994 Plan, the Company may grant or issue nonstatutory stock options to non-employee directors. The stockholders have authorized a total of 20,000 shares of Common Stock for issuance under the 1994 Plan.

            Options granted under the 1994 Plan currently become exercisable at a rate of 20% of the shares subject to the option per year in five equal annual installments commencing on the date one year after the date of grant of the option. The effect of the proposed amendment will be to remove this vesting requirement, and provide instead that all options granted under the 1994 Plan are fully-vested and immediately exercisable upon the date of the option grant, and that all options granted prior to the effective date of the amendment described above shall be fully accelerated as of that date. The maximum term of a stock option under the 1994 Plan is ten years. The exercise price of stock options granted under the 1994 Plan must be at least equal to 100% of the fair market value of the stock subject to the option on the date of grant. The 1994 Plan provides for the non-discretionary grant of a non-qualified option to purchase 2,500 shares of the Company's Common Stock upon the initial election of each non-employee director to the board, and for additional grants to all non-employee directors on March 31st of each year of a non-qualified option to purchase 1,000 shares of Common Stock.

            The 1994 Plan may be amended at any time by the Board. Stockholder approval of certain amendments is required within twelve months of the adoption of any such amendment. The 1994 Plan will terminate in January 2004 unless earlier terminated by the Board.

TAX TREATMENT

            The following discussion of the tax treatment of stock options relates solely to federal income taxes.

            Nonstatutory Stock Options. Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences:

            There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Different rules may apply to optionees who acquire stock subject to certain repurchase options of the Company or who are subject to
Section 16(b) of the Exchange Act.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

            Each of the non-employee directors of the Company has a personal interest in the approval by the stockholders of the proposed amendment to the 1994 Plan, as such amendment will result in each non-employee director's currently outstanding but unvested options granted under the 1994 Plan to become immediately exercisable.

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


            The Board of Directors has selected KPMG LLP as the Company's independent auditors for the fiscal year ending March 31, 2000 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. KPMG LLP has been the Company's auditors since November 1992. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

            Stockholder ratification of the selection of KPMG LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board at their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

            The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG LLP.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


            The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of July 7, 1999, with respect to: (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) each of the Named Executive Officers (as hereinafter defined in the Summary Compensation Table), and (iv) all directors and executive officers of the Company as a group. Except as set forth below, the address of each individual is the address of the Company as set forth herein.

                                                                                                            COMMON STOCK AFTER
                                                                                                              CONVERSION OF
                                                             SERIES A                                        REMAINING SERIES A
                                                          PREFERRED STOCK               COMMON STOCK           PREFERRED STOCK
                                                     --------------------------- ------------------------- -----------------------
                                                        SHARES        PERCENT        SHARES       PERCENT      SHARES     PERCENT
                                                     BENEFICIALLY       OF        BENEFICIALLY      OF      BENEFICIALLY     OF
BENEFICIAL OWNER (1)                                   OWNED(1)       CLASS(2)      OWNED(1)      CLASS(3)    OWNED(1)    CLASS(4)
---------------------------------------------------- ------------    ---------    ------------   ---------  ------------ ---------
DIRECTORS AND EXECUTIVE OFFICERS:
   Leonard A. Lehmann(5)                                     --          --           51,298        1.2%       51,298      1.0%
   Neil Selvin(6) ..................................         --          --           84,916        1.9%       84,916      1.5%
   Kevin R. Compton(7) .............................    116,250        10.0%         275,295        6.2%      391,545      7.0%
   Kenneth A. Goldman(8) ...........................         --          --              900          *           900        *
   Marc E. Linden(9)................................         --          --           26,736          *        26,736        *
   Marsha Raulston(10)..............................         --          --           50,600        1.1%       50,600      1.0%
   All Directors and Officers
      as a group (9 persons)(11) ...................    116,250        10.0%         489,745       10.7%      605,995     10.5%
CERTAIN BENEFICIAL OWNERS:
   Hambrecht & Quist(12)............................    499,532        43.0%       1,178,892       26.5%    1,678,424     29.8%
      One Bush Street, San Francisco, CA 94104
   Integral Capital Partners (13)...................    523,125        45.0%       1,234,574       27.7%    1,757,699     31.2%
      2750 Sand Hill Road, Menlo Park, CA 94025


--------
  *   Less than 1%.
 (1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission that deem share to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Common Stock subject to options that are currently exercisable or are exercisable within 60 days of the date of this proxy statement are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of any other person.
 (2) Percent of Beneficial Ownership is based upon 1,162,500 shares of Series A Preferred Stock outstanding as of July 7, 1999.
 (3) Percent of Beneficial Ownership is based upon 4,464,989 shares of Common Stock outstanding as of July 7, 1999.
 (4) Percent of Beneficial Ownership is based upon 5,627,489 shares of Common Stock as of July 7, 1999, assuming a complete conversion of 1,170,365 shares of Series A Preferred Stock into 1,170,365 shares of Common Stock.
 (5) Includes 50,798 shares held by the Lehmann family trusts and 500 shares subject to stock options exercisable within 60 days of July 7, 1999.
 (6) Includes 53,979 shares subject to stock options exercisable within 60 days of July 7, 1999.
 (7) Mr. Compton's beneficial ownership includes 116,250 shares of Series A Preferred Stock convertible into 116,250 shares of Common Stock held by the Compton Family Trust, April 19, 1996 and 500 shares subject to stock options exercisable within 60 days of July 7, 1999.
 (8) Includes 500 shares subject to stock options exercisable within 60 days of July 7, 1999.
 (9) Includes 26,539 shares subject to stock options exercisable within 60 days of July 7, 1999.
(10) Includes 50,600 shares subject to stock options exercisable within 60 days of July 7, 1999.
(11) Includes 357,127 shares held by officers and directors or entities affiliated with officers and directors of the Company and 132,618 shares subject to stock options held by officers and directors, exercisable within 60 days of July 7, 1999.
(12) Based on Schedule 13D filed by Hambrecht & Quist LLC with the Securities and Exchange Commission, dated March 12, 1999, adjusted for the one-for-ten reverse stock split with respect to the Common Stock and the automatic conversion of 62.5% of the Series A Preferred Stock to Common Stock.
(13) Based on Schedule 13D filed by Integral Capital Partners with the Securities and Exchange Commission, dated March 12, 1999, adjusted for the one-for-ten reverse stock split with respect to the Common Stock and the automatic conversion of 62.5% of the Series A Preferred Stock to Common Stock.

                           SUMMARY COMPENSATION TABLE


            The following table shows, as to the Chief Executive Officer, each of the other two most highly compensated executive officers (other than the Chief Executive Officer) and one former executive officer (Mr. Oppenheimer) who would have been among the most highly compensated officers had such former executive officer been employed by the Company at the end of the 1999 fiscal year (each, a "Named Executive Officer") information concerning compensation paid for services to the Company in all capacities during the fiscal year ended March 31, 1999, as well as the total compensation paid to each such individual for the Company's previous two fiscal years (if such person was the Chief Executive Officer or an executive officer, as the case may be, during any part of such fiscal year).

                                                                      ANNUAL COMPENSATION                          LONG-TERM
                                                 --------------------------------------------------------     COMPENSATION AWARDS
                                                                                           OTHER ANNUAL      SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION                       YEAR      SALARY($)    BONUS($)(1)      COMPENSATION($)          OPTIONS(#)
----------------------------------------------   ------     ---------    ------------     ---------------    ---------------------
Neil Selvin...................................    1999       275,007        165,000               --              78,800 (2)
     President and                                1998       275,261        190,000 (3)           --                   --
     Chief Executive Officer                      1997       275,002             --               --              37,500 (4)

Marc E. Linden(5).............................    1999       170,000         80,000               --              66,100 (6)
     Senior Vice President Finance                1998       170,082         20,000               --               8,500
     and Chief Financial Officer                  1997       123,081             --               --              20,000 (7)

Marsha Raulston(8)............................    1999       140,000         40,000               --              50,600 (9)
     Vice President, Human Resources              1998       140,288         20,000               --                   --
     and Customer Satisfaction                    1997       130,003             --               --              15,000 (10)

Charles Oppenheimer(11).......................    1999       198,746         80,000               --              72,670 (12)
     Former Chief Operations                      1998       200,149         20,000               --                   --
     Officer                                      1997       186,018             --               --              15,000 (13)


-------------------
 (1) 1998 and 1999 Bonuses were paid pursuant to achievement of specific objectives.
 (2) Includes 37,500 option shares granted to replace certain options cancelled due to repricing.
 (3) Portions of Mr. Selvin's bonus were accrued in 1998, but not paid until 1999.
 (4) Includes 12,500 option shares granted to replace certain options cancelled due to repricing.
 (5) Mr. Linden joined the Company as Vice President, New Business Development in June 1996 and became Senior Vice President Finance and Chief Financial Officer in July, 1997.
 (6) Includes 20,000 option shares granted to replace certain options cancelled due to repricing.
 (7) Includes 8,500 option shares granted to replace certain options cancelled due to repricing.
 (8) Ms. Raulston joined the Company as Vice President Customer Satisfaction in January 1994 and became the Vice President, Human Resources and Customer Satisfaction in July 1997.
 (9) Includes 15,000 option shares granted to replace certain options cancelled due to repricing.
(10) Includes 9,000 option shares granted to replace certain options cancelled due to repricing.
(11) Mr. Oppenheimer joined the Company as Vice President Marketing in June 1993 and became the Chief Operations Officer in July, 1997. Mr. Oppenheimer ceased to be employed by the Company in March 1999.
(12) Includes 25,270 option shares granted to replace certain options cancelled due to repricing.
(13) Includes 2,500 option shares granted to replace certain options cancelled due to repricing.

STOCK OPTION GRANTS AND EXERCISES

            The following table sets forth each grant of stock options made during the fiscal year ended March 31, 1999 to each of the Named Executive
Officers:

                        OPTION GRANTS IN FISCAL YEAR 1999

                                        INDIVIDUAL GRANTS
                                -----------------------------                                POTENTIAL REALIZABLE VALUE AT
                                 NUMBER OF     PERCENTAGE OF                                    ASSUMED ANNUAL RATES OF
                                SECURITIES     TOTAL OPTIONS     EXERCISE                    STOCK PRICE APPRECIATION FOR
                                UNDERLYING      GRANTED TO          OR                                OPTION TERM
                                  OPTIONS       EMPLOYEES IN    BASE PRICE    EXPIRATION    ------------------------------
           NAME                 GRANTED(1)    FISCAL YEAR(2)   ($/SHARE)(3)     DATE(4)         5%                  10%
--------------------------      ----------    --------------   ------------   ----------    ---------            ---------
Neil Selvin...............      12,500(5)          2.96%          $ 7.188       3/16/05     $   34,983           $  80,952
                                25,000(5)          5.92             7.188       3/21/07         95,740             234,181
                                41,300             9.79             7.188       6/25/08        186,696             473,125

Marc E. Linden............       8,500(5)          2.01             7.188       6/24/06         29,232              70,042
                                 3,000(5)           .71             7.188       1/16/06         13,561              34,367
                                 8,500(5)          2.01             7.188       7/31/07         38,424              97,374
                                46,100            10.92             7.188       6/25/08        208,395             528,113

Marsha Raulston...........       9,000(5)          2.13             7.188       1/13/04         20,201              45,310
                                 6,000(5)          1.42             7.188       1/16/07         22,414              54,557
                                35,600             8.43             7.188       6/25/08        160,930             407,827

Charles Oppenheimer.......       6,770(5)          1.60             7.188       7/14/03         13,653              30,222
                                 2,500(5)           .59             7.188       4/23/06          8,378              19,981
                                11,000(5)          2.61             7.188       1/16/07         41,093             100,022
                                 5,000(5)          1.18             7.188       7/31/07         20,129              49,739
                                47,400            11.23             7.188       6/25/08        214,271             543,006

----------------
(1) These options have been granted under the 1991 Employee Stock Option Plan. Mr. Oppenheimer's options were canceled when he ceased to be employed by the Company.
(2) The Company granted options to purchase 422,185 shares of Common Stock to employee in fiscal 1999.
(3) These options are granted at fair market value at the time of grant, defined as the closing market price on the date of grant.
(4) Any of the options that are exercisable on the date of termination of employment may be exercised until the earlier of 30 days after such termination and the expiration date unless such termination was a result of total and permanent disability, in which case they are exercisable until the earlier of one year after such termination and the expiration date, or death, in which case they are exercisable until the earlier of 18 months after such termination and the expiration date.
(5) Granted as part of the June 1998 repricing, in order to replace options which were cancelled. See "Ten-Year Option Repricing Table."

            The following table sets forth information for the Named Executive Officers with respect to (i) the number of securities underlying unexercised options held as of March 31, 1999 and (ii) the value of unexercised in-the-money options (i.e., options for which the fair market value of the Common Stock ($3.75 at March 31, 1999) exceeds the exercise price) as of March 31, 1999:

FISCAL YEAR-END OPTION VALUES AND AGGREGATED OPTIONS GRANTS IN FISCAL YEAR 1999


                                                                NUMBER OF SECURITIES UNDERLYING       VALUE OF UNEXERCISED
                                                                     UNEXERCISED OPTIONS AT         "IN-THE-MONEY" OPTIONS AT
                                       SHARES                             MARCH 31, 1999               MARCH 31, 1999($)(1)
                                     ACQUIRED ON      VALUE      ------------------------------    ----------------------------
NAME                                 EXERCISE(#)    REALIZED($)  EXERCISABLE(2)   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------------       -----------    -----------  --------------   -------------    -----------    -------------
Neil Selvin...................           --            $ --          14,329           78,800         $ 32,241         $ --
Marc E. Linden................           --              --              --           66,100               --           --
Marsha Raulston...............           --              --              --           50,600               --           --
Charles Oppenheimer(3)........           --              --              --               --               --           --

-----------------
(1) Based on the fair market value of the Common Stock as of March 31, 1999, adjusted for the one-for-ten reverse stock split effective July 6, 1999 ($3.75) minus the exercise price, multiplied by the number of shares underlying the option.
(2) In connection with the repricing of certain of the above stock options, the above employees agreed that such options would not be exercisable for a period of one year following the date of the repricing, June 19, 1998. On June 19, 1999, options for an additional 26,041, 11,906, and 12,624 shares will become exercisable by Neil Selvin, Marc Linden, and Marsha Raulston, respectively.
(3) Mr. Oppenheimer's options were cancelled when he ceased to be employed by the Company.

CHANGE-IN-CONTROL SEVERANCE ARRANGEMENTS

            During fiscal 1998, the Board of Directors adopted Change of Control Severance Agreements with each of the then current Named Executive Officers of the Company. Under these agreements, if, within twelve months following a change of control of the Company, the Executive's employment terminates as the result of an involuntary termination, each Executive would be entitled to (a) a lump sum severance payment equal to between one hundred and two hundred percent of their then current base salary and target annual bonus; (b) continuation of their personal and dependent benefits for up to between twelve and twenty four months; and (c) immediate vesting of all outstanding unvested options. Involuntary termination means a termination other than for cause, a significant reduction in duties or position, a reduction in base salary or target bonus, certain reductions in benefits, perquisites or facilities, or a relocation of more than thirty miles. A change in control includes the merger or consolidation of the Company with another corporation, the acquisition by any person of beneficial ownership of 50% or more of the Company's stock, liquidation or sale of substantially all of the Company's assets, and certain changes in the composition of the Board.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            Each Named Executive Officer and non-employee director of the Company has a personal interest in the approval by the stockholders of Proposal 2, as each will likely receive future grants of options to purchase shares of the Company's Common Stock under the 1999 Plan if adopted. In addition, each non-employee director of the Company has a personal interest in the approval by the stockholders of Proposal 3, as each will receive an acceleration of all outstanding unvested options in such event.

              REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
                       DIRECTORS ON EXECUTIVE COMPENSATION


GENERAL

            The Company was privately held until February 1994 when the Company completed its initial public offering. Prior to that time, the Board of Directors made all decisions with respect to executive compensation, including the establishment of base salaries, equity grants and the Company's Management Incentive Plan for determining officer bonuses. All decisions with respect to executive compensation currently are made by the Compensation Committee of the Board of Directors.

COMPENSATION PHILOSOPHY

            The primary goal of the Company is to align compensation with the Company's business objectives and performance. The Company's aim is to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between executive compensation and the creation of stockholder value, the Compensation Committee has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of this compensation package are:

            o The Company pays competitively with leading technology companies with which the Company competes for talent.

            o The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

            o The Company provides significant equity-based incentives for executives and other key employees to ensure that individuals are motivated over the long term to respond to the Company's business challenges and opportunities as owners and not just as employees.

EXECUTIVE OFFICER COMPENSATION

            The compensation of the Company's executive officers, including salary and stock option grants, were determined on the basis of negotiations between the Company and each officer with due regard to such officer's experience, the Company's needs and market conditions at the time. The Board also examined a published salary survey of similar companies with a view to ensuring that the compensation was competitive but reasonable. The salary of the founding officer was based upon discussions between the Company and such officer.

            Bonuses for all executive officers, including the Chief Executive Officer, were determined in accordance with the Company's Management Incentive Program. The Management Incentive Program provides that bonuses will be determined in accordance with a matrix based upon the degree to which the Company's total revenues and net income before taxes meet the Company's business plan. A target bonus as a percentage of base salary was established for each executive officer.

            During fiscal 1998, the Compensation Committee granted bonuses to certain Named Executive Officers payable upon achievement of specific milestones in the Company's sale of its modem business to Boca Research, Inc. Mr. Linden's bonus was paid in fiscal 1999 upon closing this transaction.

            During the year the Compensation Committee granted bonuses to certain Named Executive Officers payable in recognition of the achievement of certain specific objectives and their ongoing efforts and contributions to the Company.

LONG-TERM INCENTIVES

            The Company's primary long-term incentive program presently consists of the 1991 Plan . Although the 1991 Plan has no required vesting schedule, options previously granted under the 1991 Plan generally have become exercisable at a rate of 20% to 25% of the shares subject to the option on the first anniversary of the option grant with the remaining shares subject to the option becoming exercisable over the next three or four years. Through option grants, executives receive significant equity incentives to build long-term stockholder value. The exercise price of incentive options granted under the 1991 Plan generally is 100% of the fair market value of the underlying stock on the date of grant. Officers receive value from these grants only if the Company's Common Stock appreciates.

COMPANY PERFORMANCE AND CHIEF EXECUTIVE OFFICER COMPENSATION

            The Chief Executive Officer's salary and stock option grants for fiscal 1999 were determined on the basis of negotiations between the Company and the Chief Executive Officer with due regard to his experience, the Company's needs and market conditions. The Board also has examined a published salary survey of similar companies. The Chief Executive Officer's bonus was determined in accordance with the Management Incentive Program that governed the bonuses of the other executive officers.

CERTAIN TAX CONSIDERATION

            Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

            The Board believes that at the present time it is unlikely that the compensation paid to any executive officer in this taxable year will exceed $1 million. Therefore, the Board has not established a policy for determining which forms of incentive compensation awarded to executive officers shall be designed to qualify as "performance-based compensation."

STOCK OPTION EXCHANGE

            In June 1998, the Board of Directors offered to all employees, including officers, the opportunity to cancel outstanding stock options with exercise prices in excess of $7.188 per share (the fair market value of the common stock at that time, adjusted for the one-for-ten reverse stock split effective July 6, 1999) in exchange for options exercisable at $7.188 per share which were otherwise identical to the canceled options. The options received from the Company in exchange for any options that employees elected to cancel contained a moratorium on exercise for a period of one year from the date of the repricing, June 19, 1998.

            The option exchange was an acknowledgement of the importance to the Company of having equity incentives in the hands of employees. Stock options which are "out-of-the-money" provide no particular compensatory incentive if an employee is considering alternative opportunities. The Committee decided to include officers in the exchange because of the importance of their administrative and technical leadership to the success of the Company's business and because of the importance of providing incentives for the Company's officers to stay on with the Company through a difficult period. For all of the above reasons, the Compensation Committee determined that it is in the best interest of the Company and its Shareholders to continue to provide equity incentives to the Company's employees and officers, and that the option exchange was the most practical method to effect such equity incentives.

            The following table sets forth all exchange and repricings of officer stock options since the Company's initial public offering in February 1994:

                         TEN-YEAR OPTION REPRICING TABLE

                                                NUMBER OF         MARKET PRICE
                                               SECURITIES          OF STOCK AT
                                               UNDERLYING            TIME OF            NEW      LENGTH OF ORIGINAL TERM
                                            OPTIONS REPRICING      REPRICING OR       EXERCISE     REMAINING AT DATE OF
NAME                             DATE         OR AMENDMENT(#)     OR AMENDMENT($)     PRICE($)    REPRICING OR AMENDMENT
----------------------------    -------     -----------------     ---------------     --------   ------------------------
Neil Selvin.................    1/16/97            12,500              30.063          30.063     8 years, 59 days
                                6/19/98            12,500               7.188           7.188     8 years, 211 days
                                6/19/98            25,000               7.188           7.188     8 years, 275 days
Marc E. Linden..............    1/16/97             8,500              30.063          30.063     9 years, 159 days
                                6/19/98             8,500               7.188           7.188     9 years, 42 days
                                6/19/98             8,500               7.188           7.188     8 years, 211 days
                                6/19/98             3,000               7.188           7.188     8 years, 211 days
Marsha Raulston.............    1/16/97             9,000              30.063          30.063     6 years, 362 days
                                6/19/98             9,000               7.188           7.188     8 years, 211 days
                                6/19/98             6,000               7.188           7.188     8 years, 211 days
Charles Oppenheimer(1)......    1/16/97             2,500              30.063          30.063     9 years, 97 days
                                6/19/98             2,500               7.188           7.188     7 years, 308 days
                                6/19/98             6,770               7.188           7.188     5 years, 25 days
                                6/19/98             5,000               7.188           7.188     9 years, 42 days
                                6/19/98            11,000               7.188           7.188     8 years, 211 days
James Brown(2)..............    1/16/97             4,250              30.063          30.063     6 years, 362 days
                                1/16/97             2,000              30.063          30.063     8 years, 59 days
                                1/16/97             2,500              30.063          30.063     9 years, 97 days

--------------------
(1) Mr. Oppenheimer joined the Company as Vice President Marketing in June 1993 and became the Chief Operations Officer in July, 1997. Mr. Oppenheimer ceased to be employed by the Company in March 1999.
(2) Mr. Brown joined the Company as Vice President Operations in January 1994 and ceased to be employed by the Company in October 1997.

            From the members of the Compensation Committee of the Board of Directors of OneWorld Systems, Inc. for the 1999 fiscal year:


            Kenneth Goldman(1)





-----------------------
(1) During the 1999 fiscal year the Compensation Committee consisted of Eugene Eidenberg and Kenneth Goldman. Mr. Eidenberg resigned from the Board of Directors in April 1999. Roger Roberts replaced Mr. Eidenberg on the Compensation Committee in April 1999.

                       PERFORMANCE MEASUREMENT COMPARISON

            The following chart shows the value of an investment of $100 in cash of (i) the Company's Common Stock at the closing market value on March 31, 1994 of $10.00 per share, (ii) the Nasdaq Stock Market--US Index, and (iii) the Hambrecht & Quist Technology Index, as if all such investments were made as of March 31, 1994. All values assume reinvestment of the full amount of all dividends:

                                    Mar-94    Mar-95    Mar-96     Mar-97    Mar-98    Mar-99
                                    ------    ------    ------     ------    ------    ------
OWLD                                  100     117.5     148.8      16.41     13.75      3.75
NASDAQ Stock Market - US              100     111.3     151.1      167.8     254.8     342.4
Hambrecht & Quist Technology          100     129.7     176.6      205.2     305.6     427.6

                                  OTHER MATTERS

            The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.




                                         By Order of the Board of Directors

                                         /s/ Marc E. Linden

                                         Marc E. Linden
                                         Secretary

July 21, 1999



            A copy of the Company's Annual Report to the Securities and Exchange Commission of Form 10-K for the fiscal year ended March 31, 1999 is available without charge upon written request to: Corporate Secretary, OneWorld Systems, Inc., 1144 East Arques Avenue, Sunnyvale, California 94086.

                             ONEWORLD SYSTEMS, INC.

                                 1999 STOCK PLAN


         1. Purposes of the Plan. The purposes of this 1999 Stock Plan are:

                o to attract and retain the best available personnel for positions of substantial responsibility,

                o to provide additional incentive to Employees, Directors and Consultants, and

                o   to promote the success of the Company's business.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

         All share numbers in this Plan reflect the 1-for-10 reverse split effective July 6, 1999.

         2. Definitions. As used herein, the following definitions shall apply:

                (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

                (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

                (c) "Board" means the Board of Directors of the Company.

                (d) "Code" means the Internal Revenue Code of 1986, as amended.

                (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

                (f) "Common Stock" means the common stock of the Company.

                (g) "Company" means OneWorld Systems, Inc., a Delaware corporation.

                (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

                (i) "Director" means a member of the Board.

                (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months after the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                        (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.


                (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                (o) "Inside Director" means a Director who is an Employee.

                (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

                (q) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

                (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                (s) "Option" means a stock option granted pursuant to the Plan.

                (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                (u) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

                (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

                (w) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

                (x) "Outside Director" means a Director who is not an Employee.

                (y) "Plan" means this 1999 Stock Plan.

                (z) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

                (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                (cc) "Section 16(b) " means Section 16(b) of the Exchange Act.

                (dd) "Service Provider" means an Employee, Director or
Consultant.

                (ee) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

                (ff) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

                (gg) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,165,000 Shares, plus an annual increase to be added on the first day of the Company's fiscal year, beginning April 1, 2000, equal to the lesser of (i) 500,000 Shares or (ii) 5% of the outstanding Shares on the last day of the immediately preceding fiscal year; provided, however, that until such time as the

Company's Common Stock is traded on any established national stock exchange or national market system (including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market), at no time shall the total number of shares issuable upon exercise of all outstanding options to purchase Common Stock of the Company, when aggregated with the total number of shares provided for under any and all stock bonus or similar plans of the Company, exceed 40% of the outstanding shares of the Company as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of the Company which are outstanding at the time the calculation is made. The Shares may be authorized, but unissued, or reacquired Common Stock.

                If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4. Administration of the Plan.

                (a) Procedure.

                        (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                        (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                        (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                        (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                        (i) to determine the Fair Market Value;

                        (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                        (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                        (iv) to approve forms of agreement for use under the Plan;

                        (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                        (vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                        (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred treatment under foreign laws;

                        (viii) to modify or amend each Option or Stock Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                        (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to (or lesser than) the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                        (x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                        (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

                (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

         6. Limitations.

                (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

                (c) The following limitations shall apply to grants of Options:

                        (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

                        (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 100,000 Shares which shall not count against the limit set forth in subsection (i) above.

                        (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

         7. Term of Plan. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9. Option Exercise Price and Consideration.

                        (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be no less than 100% of Fair Market Value, as determined by the Administrator. Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

                (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                        (i) cash;

                        (ii) check;

                        (iii) promissory note;

                        (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                        (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                        (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                        (vii) any combination of the foregoing methods of payment; or

                        (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

10.  Exercise of Option.

                (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides in writing otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

         Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b) Termination of Relationship as a Service Provider. Subject to Section 14, if an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option for a period of at least thirty (30) days following Optionee's termination of service or within such longer period of time as is specified in the Option Agreement (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) to the extent that Optionee was entitled to exercise it at the date of such termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option the extent the Option is vested on the date of termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised at any time within eighteen (18) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's designated beneficiary, provided such beneficiary has been designated prior to Optionee's death in a form acceptable by the Administrator. If no such beneficiary has been designated by the Optionee, then each such Option may be exercised by the executor or administrator of the Optionee's estate, or if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. The Option shall be exercisable following Optionee's death only to the extent the Option is vested on the date of death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. Stock Purchase Rights.

                (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate or under such conditions as shall be determined by the Administrator and set forth in the Restricted Stock Purchase Agreement.

                (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. (d)

                (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

         12. Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

         13. Formula Option Grants to Outside Directors. Outside Directors shall be automatically granted Options each year in accordance with the following provisions:

                (a) All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

                (b) Each person who is serving as an Outside Director on the date this Option Plan is approved by the Company's stockholders shall automatically be granted an Option to purchase 5,000 Shares.

                (c) Each person who first becomes an Outside Director on or after September 1, 1999, whether through election by the stockholders of the Company or appointment by the Board, shall be automatically granted an Option to purchase 5,000 Shares (the "First Option") on the date he or she first becomes an Outside Director; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                (d) Each Outside Director shall be automatically granted an Option to purchase 2,000 Shares (a "Subsequent Option") on March 31st of each calendar year, beginning with March 31, 2000, provided such individual has been an Outsider Director for at least three (3) months on the date of each such grant.

                (e) Notwithstanding the provisions of subsections (b) and (c) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 20 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 20 hereof.

                (f) The terms of each Option granted pursuant to this Section shall be as follows:

                        (i) the term of the Option shall be ten (10) years.

                        (ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                        (iii) the Option shall be fully vested and exercisable as to 100% of the Shares subject to the Option on its date of grant.

         14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, the number of shares of Common Stock covered by First Options and Subsequent Options to be granted under the Plan, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right and the number of shares of Common Stock which may be added to the Plan each fiscal year (pursuant to Section 3), as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

                (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

                (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable, provided, however, that this sentence shall have no effect unless the Company's common stock is traded on any established national stock exchange or national market system (including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the

Nasdaq Stock Market). If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         15. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         16. Amendment and Termination of the Plan.

                (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         17. Conditions Upon Issuance of Shares.

                (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         20. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

         21. Provisions Contingent Upon Lack of Exchange Listing. Notwithstanding anything to the contrary contained elsewhere herein, so long as the Company's common stock is not traded on a established national stock exchange or national market system (including without limitation the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market), the additional provisions contained on Schedule A hereto shall apply with full force and effect as operative provisions of this Plan.

                                   SCHEDULE A

               PROVISIONS CONTINGENT UPON LACK OF EXCHANGE LISTING



TO REPLACE EXISTING SECTIONS 8 THROUGH 12:



         8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an optionee who at the time of the grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, however, the term of the Option shall be five (5) years from the date of the grant or such shorter term as may be provided in the Option Agreement.

         9. Option Exercise Price and Consideration.

                (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                        (i) In the case of an Incentive Stock Option

                            (A) granted to an Employee who, at the time of grant
of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                            (B) granted to any other Employee, the per Share
exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                        (ii) In the case of a Nonstatutory Stock Option

                             (A) granted to a Service Provider who, at the time
of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B) granted to any other Service Provider, the per
Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

                        (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

                (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         10. Exercise of Option.

                (c) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder to Officers and Directors shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (d) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (e) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (f) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                (g) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. Non-Transferability of Options and Stock Purchase Rights. The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. Stock Purchase Rights.

                (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. Except with respect to Shares purchased by Officers, Directors and Consultants, the repurchase option shall in no case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

                (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.



TO BE ADDED AS A NEW SECTION 22:



         22. Information to Optionees and Purchasers. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                             ONEWORLD SYSTEMS, INC.
                 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            ADOPTED JANUARY 19, 1994
                            APPROVED BY SHAREHOLDERS
                             AMENDED AUGUST 20, 1998
                             AMENDED AUGUST 31, 1999


1.   PURPOSE

     (a) The purpose of the 1994 Non-Employee Directors' Stock Option Plan, as amended (the "Plan") is to provide a means by which each director of OneWorld Systems, Inc. (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.


     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").


     (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company


2.   ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).


     (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.   SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Twenty Thousand (20,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.


     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.


4.   ELIGIBILITY.

     (a) Options shall be granted only to Non-Employee Directors of the Company.


5.   NON-DISCRETIONARY GRANTS.

     (a) Upon the effective date of the Company's initial public offering (the "Effective Date"), each person who is then a Non-Employee Director shall be granted an option to purchase One Thousand (1,000) shares of common stock of the Company on the terms and conditions set forth herein.


     (b) Each person who is, after the Effective Date, elected for the first time to be a Non-Employee Director shall, upon the date of his initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase Two Thousand, Five Hundred (2,500) shares of common stock of the Company on the terms and conditions set forth herein.

     (c) On March 31 of each year, commencing with March 31, 1995, each person who is then a Non-Employee Director and has been a Non-Employee Director for at least three (3) months shall be granted an option to purchase One Thousand (1,000) shares of common stock of the Company on the terms and conditions set forth herein.

     (d) On August 20, 1998, each person who is then a Non-Employee Director shall voluntarily cancel their outstanding options in exchange for a new grant equivalent to that received upon initial election (Two Thousand, Five Hundred (2,500) shares of common stock of the Company) on the terms and conditions set forth herein.


6.   OPTION PROVISIONS.

     Each option shall contain the following terms and conditions:

     (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director of the Company terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date six (6) months following the date of termination of service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or Six
          (6) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).


     (b) Subject to subparagraph 4(b), the exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.


     (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 100 shares; but when the number of shares being purchased upon an exercise is 100 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:


          (i) Payment of the exercise Price per share in cash at the time of exercise; or

          (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at fair market value on the date preceding the date of exercise; or

          (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

          Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.


     (d) An option shall not be transferable except by will or by the laws of descent and distribution, unless


         (i) the Board shall be advised by counsel that such transfer will not jeopardize the Plan's exemption from Section 16(b) of the Securities Exchange Act of 1934, and

         (ii) the Board shall have specifically provided in such option that it shall be transferable. An option shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian, legal representative or permitted transferee.

     (e) The option shall be fully vested and exercisable as to 100% of the shares of common stock of the Company subject to the option on the date of its grant. In addition, all options previously granted under this Plan and not yet fully vested as of August 31, 1999 shall become fully vested and exercisable as to 100% of the shares of common stock subject to such options on August 31, 1999.


     (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option:


          (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and


          (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or,


          (i) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.


          (ii) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.


7.   COVENANTS OF THE COMPANY

     (a) During the terms of the options granted under the Plan, the Company available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.


8.   USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.


9.   MISCELLANEOUS.

     (a) Neither an optionee nor any Person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.


     (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.


     (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.


     (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

     (e) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse is made available to the Company for timely payment of such tax.


10.  ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) if any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.


     (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are convened by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged the time during which options outstanding under the Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event.


11.  AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the plan more than once every six months, with respect to the provisions of the plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:


          (i) Increase the number of shares which may be issued under the Plan;


          (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16-b3); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16-b3.


     (b) Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment unless


          (i) the Company requests the consent of the person to whom the option was granted and


          (ii)  such person consents in writing.


12.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 10, 2004. No options may be granted under the Plan while the Plan is suspended or after it is terminated.


     (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.


     (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.


13.  EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

     (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.


     (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                                      PROXY
                             ONEWORLD SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY FOR THE AUGUST 31, 1999 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of OneWorld Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement, each dated July 21, 1999, and hereby appoints Neil Selvin and Marc E. Linden and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of OneWorld Systems, Inc., to be held on August 31, 1999 at 9:00 a.m., local time, at the Company's headquarters located at 1144 East Arques Avenue, Sunnyvale, California, and at any adjournment or postponement thereof, and to vote all shares of Common Stock and Series A Preferred Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below.

       Please mark
[ X ]  votes as in this
       example.


THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, IT WILL BE VOTED FOR PROPOSALS 1 THROUGH 4 AND IN THE DISCRETION OF THE PROXIES AS TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                                                                        For   Against   Abstain
                                                                                                        [ ]     [ ]       [ ]
1.  To elect five (5) directors to hold        2.  To approve the adoption of the 1999 Stock Option
    office until the 2000 Annual Meeting           Plan and the reservation of 1,165,000 shares of
    of Stockholders.                               Common Stock thereunder.

                                                                                                        [ ]     [ ]       [ ]
    Nominees:   Selvin, Lehmann,               3.  To approve an amendment to the Company's 1994
                Compton,  Goldman and              Non-Employee Directors' Stock Option Plan providing
                Roberts                            for the acceleration of the vesting provisions of
          FOR                  WITHHELD            all outstanding stock options previously granted to
          ALL       [ ]   [ ]  FROM ALL            the outside directors of the Company pursuant to
          NOMINEES             NOMINEES            such plan.

                                                                                                        [ ]     [ ]       [ ]
                                               4.  To ratify the selection of KPMG LLP as independent
                                                   auditors of the Company for its fiscal year ending
    [ ] ______________________________________     March 31, 2000.
        For all nominees except as noted above
                                                                                                       Grant           Withhold
                                                                                                        [ ]               [ ]
                                               5.  To transact such other business as may properly
                                                   come before the meeting or any adjournment or
                                                   postponement thereof.

                                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                              [ ]


                                                                  PLEASE MARK,  SIGN,  DATE AND RETURN THE PROXY CARD
                                                                  PROMPTLY USING THE ENCLOSED ENVELOPE

                                                                  (Please sign exactly as your name appears hereon. All holders must sign. When signing in a fiduciary capacity, please
                                                                  indicate full title as such. If a corporation of partnership, please sign in full corporate or partnership name by authorized person.)


Signature: _________________________ Date: ____________________ Signature: _________________________ Date: ____________________